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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 1, 1995


                              NATEC RESOURCES, INC.
                       ---------------------------------
                          (Exact name of registrant as
                            specified in its charter)

   Delaware                         0-8104                          36-6059098
- ---------------                  -----------                      --------------
(State or other                  (Commission                      (IRS Employer
jurisdiction of                  File Number)                     Identification
incorporation)                                                       Number)


                         1177 West Loop South, Suite 800
                              Houston, Texas 77027
                    ----------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (713) 552-2552


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ITEM 5.  OTHER EVENTS

         On August 1, 1995, the Registrant issued a press release stating that it had entered into an amendment to its previously announced Acquisition Agreement with North American Chemical Company.

ITEM 7.  EXHIBITS

         Exhibit 99. Press release dated August 1, 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     NATEC RESOURCES, INC.

Dated:  August 1, 1995               By:/s/ Timothy R. Dunne
                                     ----------------------------
                                     Name:  Timothy R. Dunne
                                     Title: Vice President, General Counsel
                                              and Secretary


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